Credit Facilities and Long-term Debt	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Credit Facilities and Long-term Debt	Credit Facilities and Long-term Debt
In the normal course of its operations, the Company enters into agreements with financial institutions to obtain financing through secured and unsecured credit facilities. As at December 31, 2025, the Company had utilized or drawn on approximately $1.4 billion of capital under these facilities, with additional unutilized capacity available, notably approximately $798 million from the Credit Agreement (defined below) and our FHLBB (defined below) line of credit, with the significant facilities as follows:
Credit Facilities
On December 1, 2021, Aspen Holdings and certain of its direct or indirect subsidiaries (collectively, the “Borrowers”) entered into a Third Amended and Restated Credit Agreement, as further amended from time to time (the “Credit Agreement”) with various lenders and Barclays Bank plc, as administrative agent, which amends and restates the Amended and Restated Credit Agreement, dated as of June 12, 2013 and the Second Amended and Restated Credit Agreement, dated as of March 27, 2017, among Aspen Holdings, certain subsidiaries thereof, various lenders and Barclays Bank plc, as administrative agent. The Credit Agreement will be used by the Borrowers to finance the working capital needs of the Aspen Holdings and its subsidiaries, for letters of credit in connection with the insurance and reinsurance businesses of the Company and its subsidiaries and borrowings for other general corporate purposes. Initial availability under the Credit Agreement was $300.0 million and the Company has the right to request (subject to the terms and conditions of the Credit Agreement) an increase to the credit facility by up to $100.0 million. The Credit Agreement will expire on December 1, 2026.
As at December 31, 2025, there were no borrowings outstanding under the Credit Agreement. The fees and interest rates on the loans and the fees on the letters of credit payable by the Borrowers under the Credit Agreement are based upon the credit ratings for the Company’s long-term unsecured senior, non-credit enhanced debt rating of the Company, as determined by S&P and Moody’s. In addition, the fees for a letter of credit vary based upon whether the applicable Borrower has provided collateral (in the form of cash or qualifying debt securities) to secure its reimbursement obligations with respect to such letter of credit.
Under the Credit Agreement, the Company must not permit (a) consolidated tangible net worth as at the last day of each fiscal quarter of the Company to be less than the sum of (i) $2,019.6 million, (ii) 25% of consolidated net income during the period from January 1, 2021 to and including such last day of such fiscal quarter (if positive) and (iii) 25% of the aggregate net cash proceeds of all issuances by the Company of shares of its capital stock during the period from January 1, 2021 to and including such last day of such fiscal quarter, but excluding (x) any amount included in the Company’s accumulated other comprehensive income or loss related to unrealized gains or losses on available for sale securities and (y) during the period from January 1, 2022, any amount included in net unrealized investment gains or losses, related to unrealized gains or losses on trading securities, (b) the ratio of its total consolidated debt to the sum of such debt plus our consolidated tangible net worth to exceed 35% as at the last day of any fiscal quarter of the Company or (c) any material insurance subsidiary to have a financial strength rating of less than “B++” from A.M. Best. The Credit Agreement contains other customary affirmative and negative covenants, including (subject to various exceptions) restrictions on the ability of the Company and its subsidiaries to incur indebtedness, create or permit liens on their assets, engage in mergers or consolidations, dispose of assets, pay dividends or other distributions, purchase or redeem the Company’s equity securities, make investments and enter into transactions with affiliates. In addition, the Credit Agreement has customary events of default, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, change of control and cross-default to other debt agreements.
In connection with the Merger, the Company obtained waivers and consents, to the extent required, from its banking partners, to ensure the continuity of its various financing and capital arrangements through the effective time of the Merger in the ordinary course. The Company maintains strong relationships with its banking partners.
Other Credit Facilities.
(i)    On February 7, 2019, Aspen European Holdings Limited (“Aspen European”) and Aspen Holdings (acting as guarantor of Aspen European) entered into a letter of credit facility for the purpose of obtaining a letter of credit in favor of Aspen UK for a sum not to exceed $100.0 million to provide approved regulatory capital for Aspen UK. A letter of credit was issued in favor of Aspen UK for a sum of $100.0 million. This facility was amended and restated with effect from February 7, 2023, pursuant to which the $100.0 million letter of credit was extended to February 11, 2027.
(ii)    On October 31, 2024 AUL and Aspen Holdings (acting as guarantor of AUL), effected an amendment to a letter of credit facility agreement for the account of AUL, pursuant to which a syndicate of lenders issued several letters of credit in an aggregate amount of $430.0 million, for the benefit of Lloyd’s, to support AUL’s Funds at Lloyd’s requirements in connection with the 2025 year of account at Lloyd’s.
This further amended the letter of credit facility agreement, dated November 1, 2021, entered into between AUL, Aspen Holdings (acting as guarantor of AUL) and various lenders, for the account of AUL, pursuant to which a lender provided a maximum aggregate amount of $235.0 million, to support AUL’s Funds at Lloyd’s requirements in connection with the 2021 year of account at Lloyd’s, as amended on May 6, 2022, October 27, 2022, October 24, 2023 and April 29, 2024 in connection with the 2021, 2022 and 2023 underwriting years of account at Lloyd’s, as applicable.
(iii)    On October 31, 2024, AUL and Aspen Holdings (acting as guarantor of AUL) amended a Funds at Lloyd’s Facility Agreement dated November 25, 2020, as amended on December 2, 2021, December 1, 2022, and as further amended on November 30, 2023, for the account of AUL. This facility provides that a maximum aggregate amount of up to £60.0 million of acceptable securities may be deposited with, and for the benefit of, Lloyd’s on behalf of AUL to support AUL’s Funds at Lloyd’s requirements in connection with the 2025 year of account at Lloyd’s.
(iv)    On October 31, 2024, AUL and Aspen Holdings (acting as guarantor of AUL) entered into a Funds at Lloyd’s Facility, for the account of AUL. This facility provides that a maximum aggregate amount of up to £25.0 million of acceptable securities may be deposited with, and for the benefit of, Lloyd’s on behalf of AUL to support AUL’s Funds at Lloyd’s requirements in connection with the 2025 year of account at Lloyd’s.
(v)    On April 1, 2021, the Company’s subsidiaries, AAIC and Aspen Specialty, each established a secured line of credit at Federal Home Loan Bank of Boston (“FHLBB”). Advances may be used to support general corporate purposes. The maximum amount available under these facilities will vary based on the borrower’s net admitted assets or reserve assets (total invested assets) and the lender’s underwriting criteria. Aspen Specialty’s maximum borrowing capacity available from FHLBB upon initial application is 15% of net admitted assets or approximately $269 million, and is subject to North Dakota approval. Under Texas state insurance law, without the prior consent of the Texas Department of Insurance, the amount of assets AAIC may pledge to secure debt obligations is limited to 10% of its reserve assets, resulting in a maximum borrowing capacity for AAIC under its FHLBB facility of approximately $230 million. Neither AAIC nor Aspen Specialty expects to draw on these facilities in the near future.
(vi)    On November 5, 2024, Aspen Holdings effected an amendment to a letter of credit facility dated November 5, 2021, as amended on January 18, 2023 to extend the term for another 3 years. The letter of credit issued under this facility is the for the benefit of Aspen Bermuda, as beneficiary, and has been applied towards the eligible capital of Aspen Bermuda, and classified as ancillary Tier 3 capital of such entity, in accordance with applicable Bermuda laws and regulations. The total commitment under the facility is $100.0 million. A letter of credit in the full amount of the available commitment has been issued to Aspen Holdings under this facility.
(vii)    On December 29, 2021, Aspen Holdings entered into a committed letter of credit facility agreement, as amended on January 11, 2023. The letter of credit issued under this facility is for the benefit of Aspen Bermuda, as beneficiary, and has been applied towards the eligible capital of Aspen Bermuda, and classified as ancillary Tier 3 capital of such entity, in accordance with applicable Bermuda laws and regulations. The total commitment under the facility is $75.0 million. A letter of credit in the full amount of the available commitment has been issued to Aspen Holdings under this facility. In October 2024, the term of the letter of credit was extended for another 3 years, to expire on December 29, 2027.
(viii)    On November 15, and 20, 2023, Aspen Bermuda and Aspen UK each signed a Global Master Repurchase Agreement with two selected banks to enable bilateral repurchase agreement to be entered, with cash and US Government Bonds as eligible collateral for the margin transfer. Advances may be used to support general corporate purposes. As of December 31, 2025, no active repurchase agreement has been entered with either of the banks.
The above credit facilities include certain restrictive covenants customary for facilities of this type, including restrictions on indebtedness, consolidated tangible net worth, and minimum financial strength ratings, with such financial covenants largely consistent with these set forth in the Credit Agreement. In addition, the agreements include default covenants, which could require the Company to fully secure the outstanding amounts thereunder and/or result in the Company not being allowed to issue any new letters of credit.
At December 31, 2025, no conditions of default existed under these facilities.
On June 13, 2025, the Company closed its offering of $300.0 million 5.750% Senior Notes due 2030 (the “Notes”). The net proceeds from this offering, net of debt issuance costs, were $296.8 million and the proceeds were used to repay the Company’s 2026 Term Loan. Subject to applicable law, the Notes will be our senior unsecured obligations of Aspen Holdings and will rank senior in right of payment to any future indebtedness we incur that is expressly subordinated in right of payment to the notes; equal in right of payment with all of our other existing or future secured indebtedness from time to time outstanding; and effectively subordinated to our existing and future secured indebtedness. The Company has recorded the long-term debt at amortized cost in the consolidated balance sheet. Interest incurred on the long-term debt is included within interest expense in the consolidated statement of operations. The interest expense for the twelve months ended December 31, 2025 was $17.4 million (2024 — $20.5 million; 2023 — $15.6 million).
The following table summarizes our contractual obligations under long-term debt as at December 31, 2025.

	Payments Due By Period
Contractual Basis	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total

	($ in millions)
Long-term debt obligations	$—	$—	$300.0	$—	$300.0